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                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-137895


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                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

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                            VARIABLE SEPARATE ACCOUNT
                          FS VARIABLE SEPARATE ACCOUNT
                SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES:
                               POLARIS PLATINUM II
                                   POLARIS II
                                DATED MAY 1, 2008
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         On or about April 24, 2009, the following Variable Portfolios
(collectively, "MTB Portfolios") will no longer be available for investment:

                          MTB Large Cap Growth Fund II
                           MTB Large Cap Value Fund II
               MTB Managed Allocation Fund - Aggressive Growth II
              MTB Managed Allocation Fund - Conservative Growth II

         The Board of Trustees ("Board") of the Underlying Funds in which the MTB Portfolios invest approved the liquidation and termination of the Underlying Funds at a meeting held on January 14, 2009. The liquidation is expected to be effective on or about April 24, 2009 ("Liquidation Date"). On the Liquidation Date, any investment in the MTB Portfolios will be automatically liquidated at the closing Accumulation Value and the liquidation proceeds moved into the Cash Management Variable Portfolio ("Cash Management Portfolio"). In addition, existing instructions or instructions received on or after the Liquidation Date for Purchase Payment allocations, transfers, investment requirements, dollar cost averaging or automatic rebalancing into the MTB Portfolios will automatically be directed to the Cash Management Portfolio.

         If you are invested in one or more of the MTB Portfolios and do not wish to have the liquidation proceeds allocated to the Cash Management Portfolio, we must receive instructions from you to transfer your contract value out of the MTB Portfolios into another investment option prior to the close of the New York Stock Exchange ("Market Close") on or before the Liquidation Date. You may give us instructions to transfer your contract value to another Variable Portfolio by completing the enclosed transfer form or calling us at the telephone number below. The enclosed transfer form lists the available Variable Portfolios in your contract in which you may transfer your liquidation proceeds.

         Neither our automatic transfer of the liquidated proceeds to the Cash Management Portfolio, nor your transfer of contract value out of the MTB Portfolios prior to the Liquidation Date or out of the Cash Management Portfolio within 60 days after the Liquidation Date, will count against the number of free transfers that you are permitted to make each year or for the purposes of the U.S. Mail Policy.

         Should you have any questions or would like to obtain a prospectus, you may contact our Service Center at 1-800-445-7862.

                Please keep this supplement with your prospectus.

Dated: February 23, 2009